                            UBS S&P 500 INDEX FUND

               Supplement to Prospectus dated September 29, 2004

                                                              October 13, 2004

Dear Investor,

The purpose of this supplement is to advise you that, effective October 13, 2004, the 1.00% maximum front-end sales charge imposed on purchases of Class C-2 shares of the fund will be eliminated.

Therefore, the line item "MAXIMUM FRONT-END SALES CHARGE (LOAD) IMPOSED ON PURCHASES (AS A % OF OFFERING PRICE)" for Class C-2 shares in the "EXPENSES AND FEE TABLES" section, under the heading "SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT WHEN YOU BUY OR SELL FUND SHARES)," is revised from "1.00%" to "None".

The line items for Class C-2 shares in the "EXAMPLE" table outlining the comparative costs of investing in different share classes should be REPLACED with the following:

Class C-2 (assuming sale of all shares at end of period)     177   373   654   1,456
Class C-2 (assuming no sale of shares)                       112   373   654   1,456

In the "Managing Your Fund Account" section under the heading "Class C-2 Shares," the following language is DELETED:

Class C-2 shares have a front-end sales charge that is included in the offering price of the Class C-2 shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

     Sales Charge as a Percentage of:                Reallowance to Selected
------------------------------------------           Dealers as Percentage
Offering Price         Net Amount Invested           of Offering Price
--------------         -------------------           -----------------------
    1.00%                      1.01%                          1.00%

Also in the "Managing Your Account" section please REPLACE the current paragraph wit the following paragraph:

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NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B, CLASS C AND
C-2 SHARES

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described above, you may need to notify and/or provide certain documentation to UBS Global AM. You will also need to notify UBS Global AM of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.
Information you may need to provide to UBS Global AM may include:

   - Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

   - Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

   - Any other information that may be necessary for UBS Global AM to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647-1568. If you want information the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' website, free of charge, at http://www.ubs.com/globalam.

Item No. ZS-264